EXECUTION VERSION
PARI PASSU INTERCREDITOR AGREEMENT
among
CARDTRONICS PLC,
and
CARDTRONICS USA, INC.,
the other Grantors party thereto,
JPMORGAN CHASE BANK, N.A.,
as Collateral Agent for the Credit Agreement Secured Parties
JPMORGAN CHASE BANK, N.A.,
as Collateral Agent for the Term Loan Agreement Secured Parties
and
each ADDITIONAL AGENT from time to time party thereto

dated as of June 29, 2020

PARI PASSU INTERCREDITOR AGREEMENT dated as of June 29, 2020 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among CARDTRONICS PLC, an English public limited company (the “Parent”), CARDTRONICS USA, INC., a Delaware corporation (the “Borrower” and, together with Parent and certain other borrowers under the Credit Agreement, the “Borrowers”), the other Grantors (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Loan Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Term Loan Facility Collateral Agent”), and each Additional Agent from time to time party hereto for the Additional First Lien Secured Parties of the Series with respect to which it is acting in such capacity.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Term Loan Facility Collateral Agent (for itself and on behalf of the Term Loan Agreement Secured Parties) and each Additional Agent (for itself and on behalf of the Additional First Lien Secured Parties of the applicable Series) agree as follows:
ARTICLE I
Definitions
SECTION 1.1 Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement and the Term Loan Agreement, as applicable, with the Credit Agreement controlling in the event of discrepancies, or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:
“Act of Required First Lien Secured Parties” means, as to any matter, a direction in writing delivered to the Applicable Collateral Agent by the holders of First Lien Credit Agreement Obligations representing the Required First Lien Secured Parties. For purposes of this definition, votes will be determined in accordance with Section 5.20.
“Additional Agent” means the collateral agent or any other Person serving the functions of a collateral agent under any Additional First Lien Documents, in each case, together with its successors in such capacity.
“Additional First Lien Debt Facility” means one or more debt facilities, commercial paper facilities or indentures for which the requirements of Section 5.13 of this Agreement have been satisfied, in each case with banks, other lenders or trustees, providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time; provided that neither the Credit Agreement nor the Term Loan Agreement shall constitute an Additional First Lien Debt Facility at any time.
“Additional First Lien Documents” means, with respect to any Series of Additional First Lien Obligations, the notes, credit agreements, indentures, security documents and other operative agreements evidencing or governing such Indebtedness, and each other agreement entered into for the purpose of securing any Series of Additional First Lien Obligations.

“Additional First Lien Obligations” means, with respect to any Additional First Lien Debt Facility, (a) all principal of, and interest, fees and expenses (including, without limitation, any interest, fees, expenses and other amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Lien Debt Facility, (b) all other amounts payable to the related

Additional First Lien Secured Parties under the related Additional First Lien Documents and (c) any renewals or extensions of the foregoing.
“Additional First Lien Secured Party” means, with respect to any Series of Additional First Lien Obligations, the holders of such Additional First Lien Obligations, the Additional Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional First Lien Documents and the beneficiaries of each indemnification obligation undertaken by the Parent or any other Grantor under any related Additional First Lien Documents.
“Agreement” has the meaning assigned to such term in the preamble hereto.
“Applicable Collateral Agent” means with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of the Credit Agreement Obligations and the Term Loan Agreement Obligations and (y) the Non-Controlling Collateral Agent Enforcement Date, the Credit Agreement Collateral Agent (or if the Credit Agreement Obligations are no longer outstanding, the Term Loan Facility Collateral Agent) and (ii) from and after (x) the Discharge of the Credit Agreement Obligations and the Term Loan Agreement Obligations and (y) the Non-Controlling Collateral Agent Enforcement Date, the Major Non-Controlling Collateral Agent.
"Australian Corporations Act" means the Corporations Act 2001 (Commonwealth of Australia).
"Australian Entity" means any entity incorporated or established under the laws of Australia (including any State or territory of Australia).
"Australian Grantor" means any Australian Entity that is a Grantor.
"Australian PPSA" means the Personal Property Securities Act 2009 (Commonwealth of Australia).
“Bankruptcy Code” means Title 11 of the United States Code, as amended.
“Bankruptcy Law” means the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, administration, receivership, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets or liabilities of Parent or any of its Subsidiaries, or similar law (including any corporate law) affecting creditors’ rights generally.
“Borrower” has the meaning assigned to such term in the preamble hereto.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, Houston, Texas or Johannesburg, South Africa are authorized or required by law to remain closed.
“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.
“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent and shall include its sub-agents, (ii) in the case of the Term Loan Agreement Obligations, the Term Loan Facility Collateral Agent and shall include its sub-agents, and (iii) in the case of any Series of Additional First Lien Obligations or Additional First Lien Secured Parties that become subject to this Agreement after the date hereof, the Additional Agent named for such Series in the applicable Joinder Agreement.

“Collateral Sub-Agent Joinder Agreement” means a supplement to this Agreement in the form of Annex IV to be delivered by the applicable sub-agent to the Applicable Collateral Agent pursuant to Section 5.24 hereof.
“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of First Lien Secured Parties whose Collateral Agent is the Applicable Collateral Agent for such Shared Collateral; provided that so long as the Credit Agreement Collateral Agent is the Applicable Collateral Agent, Controlling Secured Parties shall mean the Required First Lien Secured Parties.

“Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of November 19, 2018, as amended by Amendment No. 1, dated as of September 19, 2019, Amendment No. 2, dated as of May 29, 2020 and Amendment No. 3, dated as of June 29, 2020, among the Parent, the Borrowers, the other Guarantors party thereto, the lenders party thereto in their capacities as lenders thereunder and J.P. Morgan Chase Bank, N.A., as administrative agent and as may be further amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time (including any amendment and restatement thereof), including any agreement extending the maturity of, refinancing, replacing, consolidating or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of Indebtedness that may be incurred thereunder; provided further that the collateral agent for any such other financing arrangement or agreement becomes a party hereto by executing and delivering a Joinder Agreement.
“Credit Agreement Cash Collateral” means “Cash Collateral” as defined in the Credit Agreement.
“Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble hereto.
“Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” in the Credit Agreement.
“Credit Agreement Lender” has the meaning assigned to the term “Lender” in the Credit Agreement.
“Credit Agreement Obligations” means the “Obligations” as defined in the Credit Agreement.

"Credit Agreement Principal Obligations" means any and all claims (present and future, actual and contingent) in their respective scope, possibly extended, prolongated or increased after the conclusion of this Agreement, which the Secured Parties (or any of them) may have, either individually or collectively, against one or more German Guarantors under or in connection with the Credit Agreement Documents (other than this Agreement) as amended, modified, varied, novated, supplemented, superseded or extended from time to time in each case irrespective of being of contractual (vertraglich), quasi-contractual (quasi-vertraglich) or tortious (deliktisch) legal nature or resulting from unjustified enrichment (ungerechtfertigter Bereicherung) or arising from the insolvency administrator's choice to fulfil mutual agreements according to § 103 of the German Insolvency Code (Insolvenzordnung).
“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.
“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b). “DIP Lenders” has the meaning assigned to such term in Section 2.05(b).
“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the earlier of (x) the date on which such Series of First Lien Obligations (including, without limitation, any interest, fees, expenses and other amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) have been fully and finally paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Lender Swap Agreements and Bank Products as to which arrangements satisfactory to the applicable Lender (or similar counterparty) have been made), whether or not as a result of enforcement, and the applicable Secured Parties are under no further obligation to provide financial accommodation to any of the Grantors under the applicable Secured Credit Documents and (y) the date on which such Series of First Lien Obligations is no longer secured by such Shared Collateral on a first lien pari passu basis. The term “Discharged” shall have a corresponding meaning.
“Discharge of First Lien Obligations” means, with respect to any Series of First Lien Obligations, the Discharge of the applicable First Lien Obligations with respect to such Series of First Lien Obligations; provided that a Discharge of First Lien Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Obligations with additional First Lien Obligations secured by such Shared Collateral under an Additional First Lien Document which has been designated in writing by the applicable Collateral Agent (under First Lien Obligation so Refinanced) or by the Parent, in each case, to each other Collateral Agent as a “First Lien Obligation” for purposes of this Agreement.

“Event of Default” means an “Event of Default” (or any other similarly defined term) as defined in any Secured Credit Document.

“First Lien Credit Agreement Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) the Term Loan Agreement Obligations. Where an Australian Guarantor would have been liable for First Lien Credit Agreement Obligations but for its Liquidation or a set-off claimed by it, it will be taken still to be liable.
“First Lien Credit Agreement Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Term Loan Agreement Secured Parties.
“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations, (ii) the Term Loan Agreement Obligations and (iii) each Series of Additional First Lien Obligations.
“First Lien Secured Parties” means (i) the Credit Agreement Secured Parties, (ii) the Term Loan Agreement Secured Parties and (iii) the Additional First Lien Secured Parties with respect to each Series of Additional First Lien Obligations.
“First Lien Security Documents” means the “Security Documents” (as defined in the Credit Agreement), the “Security Documents” (as defined in the Term Loan Agreement) and each other agreement entered into in favor of any Collateral Agent for the purpose of securing any Series of First Lien Obligations.
“German Guarantor” has the meaning assigned to such term in the Credit Agreement or in the Term Loan Agreement.
“Grantors” means Parent, each other Borrower and each other Subsidiary of Parent (including any Subsidiary that becomes a Grantor pursuant to Section 5.16) which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.
“Impairment” has the meaning assigned to such term in Section 1.03. “Insolvency or Liquidation Proceeding” means:
(1)any case or proceeding commenced by or against the Parent or any other Grantor under any Bankruptcy Law, any other case or proceeding for the reorganization, arrangement, recapitalization or adjustment or marshalling of the assets or liabilities of the Parent or any other Grantor, any receivership, bankruptcy or assignment for the benefit of creditors relating to the Parent or any other Grantor, or any appointment of an administrator, liquidator, receiver, administrative receiver, receiver and manager, compulsory manager, examiner or other similar officer in respect to the Parent or any other Grantor or for a substantial part of any of its assets or any similar case or proceeding relative to the Parent or any other Grantor or its creditors, as such, in each case whether or not voluntary;
(2)any liquidation, dissolution, arrangement, marshalling of assets or liabilities or other winding up of or relating to the Parent or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
(3)any other case or proceeding of any type or nature in which substantially all claims of creditors of the Parent or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.
“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).
“Joinder Agreement” means a supplement to this Agreement in the form of Annex II hereof required to be delivered by an Additional Agent to the Applicable Collateral Agent pursuant to Section 5.13 hereto in order to establish an additional Series of Additional First Lien Obligations and for the applicable Persons to become Additional First Lien Secured Parties hereunder.

        "Liquidation" in relation to an Australian Grantor, includes receivership or other appointment of a controller, compromise, arrangement amalgamation, administration, judicial management, reconstruction, winding up, dissolution, assignment for the benefit of creditors and bankruptcy.
         “Major Non-Controlling Collateral Agent” means, at any time, with respect to any Shared Collateral, the Collateral Agent (other than the Credit Agreement Collateral Agent and Term Loan Facility Collateral Agent at such time) of the Series of First Lien Obligations (excluding the Credit Agreement Obligations and the Term Loan Agreement Obligations) that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations with respect to such Shared Collateral; provided that such amount shall be greater than the combined Credit Agreement Obligations and the Term Loan Agreement Obligations then outstanding.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Non-Controlling Collateral Agent” means, at any time with respect to any Shared Collateral, any Collateral Agent that is not the Applicable Collateral Agent at such time with respect to such Shared Collateral.
“Non-Controlling Collateral Agent Enforcement Date” means, with respect to any Non-Controlling Collateral Agent, the date which is 180 days (throughout which 180 day period such Non-Controlling Collateral Agent was the Major Non-Controlling Collateral Agent) after the occurrence of both (i) an Event of Default under and as defined in the Additional First Lien Documents under which such Non-Controlling Collateral Agent is the Major Non-Controlling Collateral Agent and (ii) the Applicable Collateral Agent and each other Collateral Agent’s receipt of written notice from such Non-Controlling Collateral Agent certifying that (x) such Non-Controlling Collateral Agent is the Major Non-Controlling Collateral Agent and that an Event of Default under and as defined in the Additional First Lien Documents under which such Non-Controlling Collateral Agent is the Collateral Agent has occurred and is continuing, (y) the Additional First Lien Obligations of the Series with respect to which such Non-Controlling Collateral Agent is the Collateral Agent are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional First Lien Documents and (z) such Non-Controlling Collateral Agent intends to exercise its rights and remedies in accordance with the terms of the applicable Additional First Lien Document, as result of the Series of Additional First Lien Obligations of such Non-Controlling Collateral Agent being due and payable in full; provided that the Non-Controlling Collateral Agent Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Applicable Collateral Agent has commenced and is diligently pursuing any enforcement action or exercise of its rights and or remedies with respect to a material portion of such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.
“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.
“Parent” has the meaning assigned to such term in the preamble hereto.
“Possessory Collateral” means any Shared Collateral in the possession of any Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, share or other equity certificates, Promissory Notes, Instruments (other than intercompany notes, except the Global Intercompany Note), and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of any First Lien Security Document.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such Insolvency or Liquidation Proceeding.

"Principal Obligations" means the Credit Agreement Principal Obligations and the Term Loan Agreement Principal Obligations.
“Proceeds” has the meaning assigned to such term in Section 2.01(a).
“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other Indebtedness or enter alternative financing arrangements, in exchange or replacement for such Indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.
“Required First Lien Secured Parties” means, at any time, the holders of more than 50% of the sum of (1) the outstanding principal amount of any then outstanding First Lien Credit Agreement Obligations with respect to such Shared Collateral entitled to vote pursuant to the applicable Secured Credit Documents; and (2) other than in connection with the exercise of remedies, the aggregate principal amount of unfunded commitments to extend credit which, when funded, would constitute First Lien Credit Agreement Obligations entitled to vote pursuant to the applicable Secured Credit Documents.

For purposes of this definition, votes will be determined in accordance with the provisions of Section 5.20. The parties acknowledge that the holders of First Lien Credit Agreement Obligations under Lender Swap Agreements and Bank Products (or similar terms under any Additional First Lien Documents) are not entitled to vote under the Secured Debt Documents for purposes of this definition.
“Second Lien Intercreditor Agreement” means, with respect to any additional class of Indebtedness of the Parent or any other Grantor that is secured by lien or security interest on any Shared Collateral, which lien or security interest is contractually agreed to be junior in priority to any lien or security interest securing any Series of First Lien Obligations, any intercreditor or similar agreement now or hereafter in effect with the holder or holders of such Indebtedness, or a collateral agent or other representative acting on their behalf.
“Secured Credit Document” means (i) the Credit Agreement and each other Credit Agreement Document, (ii) the Term Loan Agreement and each other Term Loan Agreement Document and (iii) each Additional First Lien Document.
“Senior Class Debt” shall have the meaning assigned to such term in Section 5.13.
“Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.13.
“Senior Class Debt Representative” shall have the meaning assigned to such term in Section 5.13.
“Senior Lien” means the Liens on the Collateral in favor of the First Lien Secured Parties under the First Lien Security Documents.
“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Term Loan Agreement Secured Parties (in their capacities as such) and (iii) the Additional First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Collateral Agent (in its capacity as such for such Additional First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Term Loan Agreement Obligations and (iii) the Additional First Lien Obligations incurred pursuant to any Additional First Lien Debt Facility or any related Additional First Lien Documents, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Collateral Agent (in its capacity as such for such Additional First Lien Obligations).
“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Collateral Agents) hold a valid and perfected security interest at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.
“Term Loan Agreement” means that certain Term Loan Credit Agreement dated as of June 29, 2020, among the Parent, the Borrower, the other Guarantors party thereto, the lenders party thereto in their capacities as lenders thereunder and J.P. Morgan Chase Bank, N.A., as administrative agent and as may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time (including any amendment and restatement thereof), including any agreement extending the maturity of, refinancing, replacing, consolidating or otherwise restructuring all or any portion of the Indebtedness under any such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of Indebtedness that may be incurred thereunder; provided further that the collateral agent for any such other financing arrangement or agreement becomes a party hereto by executing and delivering a Joinder Agreement.
“Term Loan Agreement Documents” has the meaning assigned to the term “Loan Documents” in the Term Loan Agreement.
“Term Loan Agreement Lender” has the meaning assigned to the term “Lender” in the Term Loan Agreement.
“Term Loan Agreement Obligations” means the “Obligations” as defined in the Term Loan Agreement.
"Term Loan Agreement Principal Obligations" means any and all claims (present and future, actual and contingent) in their respective scope, possibly extended, prolongated or increased after the conclusion of this Agreement, which the Secured Parties (or any of them) may have, either individually or collectively, against one or more German Guarantors under or in connection with the Term Loan Agreement Documents (other than this Agreement) as amended, modified, varied, novated, supplemented, superseded or extended from time to time in each case irrespective of being of contractual (vertraglich), quasi-contractual (quasi-vertraglich) or tortious (deliktisch) legal nature or resulting from unjustified enrichment (ungerechtfertigter Bereicherung) or arising from the insolvency administrator's choice to fulfil mutual agreements according to § 103 of the German Insolvency Code (Insolvenzordnung).
“Term Loan Agreement Secured Parties” means the “Secured Parties” as defined in the Term Loan Agreement.
“Term Loan Facility Collateral Agent” has the meaning assigned to such term in the preamble hereto.
“Uniform Commercial Code” or “UCC” means the New York UCC, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.
SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented, restated or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.
SECTION 1.03 Impairments. It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations, or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code or any equivalent provisions of any other Bankruptcy Law), any reference to such First Lien Obligations or the Secured Credit Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.
ARTICLE II
Priorities and Agreements with Respect to Shared Collateral SECTION 2.01 Priority of Claims.
(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Shared
Collateral, or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Parent or any other Grantor (including any adequate protection payments) or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement, but including any Second Lien Intercreditor Agreement) and/or any First Lien Security Document with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Collateral Agent or any First Lien Secured Party and proceeds of any such distribution or payments (all such payments, distributions, proceeds of any sale, collection or other liquidation of any Shared Collateral and all proceeds of any such payment or distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First Lien Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents; provided that following the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor, solely as among the holders of First Lien Obligations and solely for purposes of this clause SECOND and not any other documents governing First Lien Obligations, in the event the value of the Shared Collateral is not sufficient for the entire amount of Post-Petition Interest on the First Lien Obligations to be allowed under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding, the amount of First Lien Obligations of each Series of First Lien Obligations shall include only the maximum amount of Post-Petition Interest on the First Lien Obligations allowable under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding and (iii) THIRD, to the Parent and the other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same pursuant to any Second Lien Intercreditor Agreement, if in effect, or otherwise, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations, after giving effect to the Second Lien Intercreditor Agreement, if applicable, but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists. If, despite the provisions of this Section 2.01(a), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a).
(b)It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.
(c)Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law (including the Australian Corporations Act and Australian PPSA (including in particular s61 of the Australian PPSA)) or the Secured Credit Documents, the potential second lien ranking of certain First Lien Security Documents under applicable law or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each Collateral Agent, for itself and on behalf of each applicable First Lien Secured Party hereby agrees that (i) the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority and (ii) the benefits and proceeds of the Shared Collateral shall be shared among the First Lien Secured Parties as provided herein.
(d)Notwithstanding anything in this Agreement or any other Secured Credit Document to the contrary, prior to the Discharge of the Credit Agreement Obligations, Collateral consisting of Credit Agreement Cash Collateral pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or to reduce Fronting Exposure with respect to any Defaulting Lender pursuant to the Credit Agreement shall be applied as specified in the Credit Agreement and will not constitute Shared Collateral.
(e)Each Australian Grantor agrees with the other parties that the subordination of any interests in the Shared Collateral pursuant to any Second Lien Intercreditor Agreement is intended to be a debt subordination within the meaning of section 563C(2) of the Australian Corporations Act.

SECTION 2.02 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.
(a)Upon the occurrence of an Event of Default under any Secured Credit Document, the Collateral Agent under such Secured Credit Document shall deliver written notice of the occurrence of such Event of Default to the Applicable Collateral Agent. If the Applicable Collateral Agent at any time receives written notice that any Event of Default has occurred entitling any Collateral Agent to foreclose upon, collect or otherwise enforce its Liens under its First Lien Security Documents, the Applicable Collateral Agent will promptly deliver written notice thereof to each other Collateral Agent. Thereafter,

(A) if the Credit Agreement Collateral Agent is the Applicable Collateral Agent, it may await direction by an Act of Required First Lien Secured Parties and, subject to its receipt of indemnity or security reasonably satisfactory to it, will act, or decline to act, as directed by an Act of Required First Lien Secured Parties, in the exercise and enforcement of such Collateral Agent’s interests, rights, powers and remedies in respect of the Shared Collateral or under the First Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the Applicable Collateral Agent, subject to its receipt of indemnity or security reasonably satisfactory to it, will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required First Lien Secured Parties and (B) if the Credit Agreement Collateral Agent is not the Applicable Collateral Agent, the Applicable Collateral Agent of any Series of First Lien Obligations shall be entitled to act, or decline to act in accordance with the applicable Secured Debt Documents for such Series in the exercise and enforcement of such Collateral Agent’s interests, rights, powers and remedies in respect of the Shared Collateral or under the First Lien Security Documents or applicable law. Each of the First Lien Credit Agreement Secured Parties hereby authorizes the Credit Agreement Collateral Agent acting as the Applicable Collateral Agent to take action pursuant to Section 2.02(b) as directed by an Act of Required First Lien Secured Parties. As to any matter not expressly provided for by this Agreement, the Credit Agreement Collateral Agent acting as the Applicable Collateral Agent may act or refrain from acting as directed by an Act of Required First Lien Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on all holders of First Lien Obligations.
(b)With respect to any Shared Collateral, (i) only the Applicable Collateral Agent shall (subject to Section 2.02(a)) act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) and (ii) no other Secured Party shall or shall instruct the Applicable Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only the Applicable Collateral Agent shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any Collateral Agent or any other First Lien Secured Party may file a proof of claim or statement of interest with respect to the First Lien Obligations owed to such First Lien Secured Parties; (ii) any Collateral Agent or any other First Lien Secured Party may take any action to preserve or protect the validity and enforceability of the Liens granted in favor of First Lien Secured Parties, provided that no such action is, or could reasonably be expected to be, (A) adverse to the Liens granted in favor of the Controlling Secured Parties or the rights of the Applicable Collateral Agent or any other Controlling Secured Parties to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement; and (iii) any Collateral Agent or any other First Lien Secured Party may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of such First Lien Secured Party, including any claims secured by the Shared Collateral, in each case, to the extent not inconsistent with the terms of this Agreement. No other Collateral Agent or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent or Controlling Secured Party or any other exercise by the Applicable Collateral Agent or Controlling Secured Party of any rights and remedies relating to the Shared Collateral. The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party or Collateral Agent with respect to any Collateral not constituting Shared Collateral.
(c) Each Collateral Agent agrees, for itself and on behalf of such applicable First Lien Secured Party, to be bound by the provisions of this Agreement. Each Collateral Agent for itself and on behalf of such applicable First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other First Lien Secured Party to enforce this Agreement.
SECTION 2.03 No Interference; Payment Over.
(a) Each Collateral Agent agrees, for itself and on behalf of each applicable First Lien Secured Party, that (i) it will not challenge, or support any other Person in challenging, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) it will not institute in any Insolvency or Liquidation Proceeding or other proceeding any claim against the Applicable Collateral Agent or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (iv) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b) Each Collateral Agent agrees, for itself and on behalf of each applicable First Lien Secured Party, that, other than pursuant to the terms of this Agreement, if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, Proceeds or payment in trust for the other First Lien Secured Parties that have a security interest in such Shared Collateral and promptly transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof. No parties intend the trust under this Section 2.03(b) to create a security interest under the laws of Australia or any state or territory thereof.
SECTION 2.04 Automatic Release of Liens; Amendments to First Lien Security Documents.
(a)If, at any time the Applicable Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral in accordance with Section 2.02(a) resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each Collateral Agent for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof. If in connection with any such foreclosure or other exercise of remedies the Applicable Collateral Agent releases any guarantor from its obligations under a guarantee of First Lien Obligations for which it serves as agent, then such guarantor will also be released from its guarantee of all other First Lien Obligations. Each Collateral Agent will execute and deliver such documents as the Applicable Collateral Agent may reasonably request in connection with the foregoing.

(b)Each Collateral Agent agrees, for itself and on behalf of each applicable First Lien Secured Party, that each Collateral Agent may enter into any amendment to any First Lien Security Document that does not violate this Agreement.
(c)Each Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.
SECTION 2.05. Certain Agreements with Respect to Bankruptcy or Insolvency or Liquidation Proceedings.
(a)The parties acknowledge that this Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding, including any case or proceeding under the Bankruptcy Code or any other applicable Bankruptcy Law by or against Parent or any of its Subsidiaries. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor and debtor in possession or any receiver or trustee appointed therefor, as such terms are defined in Sections 101 and 1101 of the Bankruptcy Code (or any equivalent provision of any other Bankruptcy Law). The relative rights as to the Shared Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving any DIP Financing (as defined below) to, or use of cash collateral by, any Grantor.
(b)If the Parent and/or any other Grantor shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law and/or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Collateral Agent agrees, for itself and on behalf of each applicable First Lien Secured Party, that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) and/or to any use of cash collateral that constitutes Shared Collateral unless the Applicable Collateral Agent (in the event of the Credit Agreement Collateral Agent acting at the direction of the Required First Lien Secured Parties), shall then oppose or object to such DIP Financing or such DIP Financing Liens and/or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding, (B) the First Lien Secured Parties of each Series are granted Liens on any additional or replacement collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing and/or use of cash collateral, with the same priority vis-a-vis the First Lien Secured Parties as set forth in this Agreement (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing and/or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, (D) if any First Lien Secured Parties are granted adequate protection with respect to First Lien Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing and/or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement,; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Collateral Agent that shall not constitute Shared Collateral; and provided, further, that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing and/or use of cash collateral.
SECTION 2.06. Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement or avoidance of a preference or fraudulent transfer under the Bankruptcy Code or other applicable Bankruptcy Law, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.
SECTION 2.07. Insurance. As between the First Lien Secured Parties, the Applicable Collateral Agent (in the case of the Credit Agreement Collateral Agent acting at the direction of the Required First Lien Secured Parties) shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.
SECTION 2.08. Refinancings. The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.
SECTION 2.09. Possessory Collateral Agent as Gratuitous Bailee for Perfection.
(a)The Applicable Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time after the Discharge of the First Lien Obligations of the Series for which the Applicable Collateral Agent is acting, the Applicable Collateral Agent shall (at the sole cost and expense of the Grantors), promptly deliver all Possessory Collateral to the new Applicable Collateral Agent (after giving effect to the Discharge of such First Lien Obligations) together with any necessary endorsements reasonably requested by the new Applicable Collateral Agent (or make such other arrangements as shall be reasonably requested by the new Applicable Collateral Agent to allow the new Applicable Collateral Agent to obtain control of such Possessory Collateral). Pending delivery to the new Applicable Collateral Agent, each other Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.
(b)The duties or responsibilities of the Applicable Collateral Agent and each other Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.
SECTION 2.10. Administrator appointed to Australian Guarantor. For the avoidance of doubt, if:

(a)an administrator (other than an administrator appointed by the Applicable Collateral Agent) has been appointed under the Australian Corporations Act to an Australian Grantor; and
(b)the Applicable Collateral Agent is entitled under section 441A of the Australian Corporations Act to enforce a First Lien Security Document over that Australian Grantor's property within the "decision period" (as defined in the Australian Corporations Act) provided for under that section, then:
(c)the Applicable Collateral Agent may (without any further instructions) enforce that First Lien Security Document (including the appointment of a controller) but need not do so (and is not liable to the First Lien Secured Parties if it does not do so).
ARTICLE III
Existence and Amounts of Liens and Obligations
SECTION 3.01. Determinations with Respect to Amounts of Liens and Obligations. Whenever any Collateral Agent shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Collateral Agent and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if any Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Parent. Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other Person as a result of such determination.

ARTICLE IV
The Applicable Collateral Agent
SECTION 4.01. Appointment and Authority.
(a)Each of the First Lien Secured Parties hereby irrevocably appoints and authorizes the Applicable Collateral Agent to (subject to Section 2.02(a)) take such actions on its behalf and to exercise such powers as are delegated to the Applicable Collateral Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto (including the appointment of it as security trustee in any jurisdiction for the First Lien Security Documents). In this connection, the Applicable Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Applicable Collateral Agent pursuant to the applicable Secured Credit Documents for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the First Lien Security Documents, or for exercising any rights and remedies thereunder at the direction of the Applicable Collateral Agent, shall be entitled to the benefits of (i) all provisions of this Article IV, Article VIII of the Credit Agreement, Article VIII of the Term Loan Agreement and the equivalent provision of any Additional First Lien Document (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” named therein) and (ii) Section 10.03 of the Credit Agreement (solely with respect to the Credit Agreement Collateral Agent), Section 10.03 of the Term Loan Agreement (solely with respect to the Term Loan Facility Collateral Agent) and the equivalent provision of any Additional First Lien Document (solely with respect to the Collateral Agent named therein), in each case as if set forth in full herein with respect thereto. Without limiting the foregoing, each of the First Lien Secured Parties, and each Collateral Agent, hereby agrees to provide such cooperation and assistance as may be reasonably requested by the Applicable Collateral Agent to facilitate and effect actions taken or intended to be taken by the Applicable Collateral Agent pursuant to this Article IV, such cooperation to include execution and delivery of notices, instruments and other documents as are reasonably deemed necessary by the Applicable Collateral Agent to effect such actions, and joining in any action, motion or proceeding initiated by the Applicable Collateral Agent for such purposes. Each Collateral Agent is authorized to exercise any of its rights hereunder through a sub-agent.
(b)Subject to Section 2.02(a), each First Lien Secured Party acknowledges and agrees that the Applicable Collateral Agent (in the case of the Credit Agreement Collateral Agent, acting pursuant to the Act of Required First Lien Secured Parties) shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein, without regard to any rights to which the holders of such First Lien Obligations would otherwise be entitled as a result of such First Lien Obligations. Without limiting the foregoing, each Secured Party agrees that none of the Applicable Collateral Agent or any other Controlling First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Secured Parties waives any claim it may now or hereafter have against the Applicable Collateral Agent or the Collateral Agent for any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions that do not violate this Agreement which any Collateral Agent or any First Lien Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Collateral Agent or any holders of First Lien Obligations, in any Insolvency or Liquidation Proceeding of the application of Section 1111(b) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, any Grantor or any of its Subsidiaries, as debtor-in-possession.
SECTION 4.02. Rights as a First Lien Secured Party. The Person serving as the Applicable Collateral Agent hereunder shall have the same rights and powers in its capacity as a First Lien Secured Party under any Series of First Lien Obligations that it holds as any other First Lien Secured Party of such Series and may exercise the same as though it were not the Applicable Collateral Agent and the term “First Lien Secured Party” or “First Lien Secured Parties” or (as applicable) “Credit Agreement Secured Party”, “Credit Agreement Secured Parties,” “Term Loan Agreement Secured Party,” “Term Loan Agreement Secured Parties,” “Additional First Lien Secured Party” or “Additional First Lien Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Applicable Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Grantors or any Subsidiary or other Affiliate thereof as if such Person were not the Applicable Collateral Agent hereunder and without any duty to account therefor to any other First Lien Secured Party.

SECTION 4.03. Exculpatory Provisions. The Applicable Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, the Applicable Collateral Agent:
(a)shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;
(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that the Applicable Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Applicable Collateral Agent to liability or that is contrary to this Agreement or applicable law;
(c)shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Applicable Collateral Agent or any of its Affiliates in any capacity;
(d)shall not be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of applicable jurisdiction or (2) in reliance on a certificate of an authorized officer of the Parent stating that such action is permitted by the terms of this Agreement. The Applicable Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until written notice describing such Event of Default and referencing applicable agreement is given to the Applicable Collateral Agent;
(e)shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other First Lien Security Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance
(f)of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First Lien Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First Lien Security Documents, (5) the value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (6) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Applicable Collateral Agent; and
(g)need not segregate money held hereunder from other funds except to the extent required by law. The Applicable Collateral Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing.
SECTION 4.04. Collateral and Guaranty Matters. Each of the First Lien Secured Parties irrevocably authorizes the Applicable Collateral Agent, at its option and in its discretion, to release any Lien on any property granted to or held by such Collateral Agent under any First Lien Security Document in accordance with Section 2.04 or upon the receipt of a written request from the Parent stating that the release of such Liens is permitted by the terms of each then existing Secured Credit Document.
SECTION 4.05 Declaration of Trust.
(a)The Credit Agreement Collateral Agent declares that it holds on trust for the Credit Agreement Secured Parties:

i.        (i) the sum of A$10;
ii.        (ii) all right, title and interest of the Collateral Agent for the Credit Agreement Secured Parties under the Credit Agreement and the other Security Documents (as defined in the Credit Agreement) including all money recovered under them (whether on enforcement or otherwise);
iii.        (iii) all money paid to the Collateral Agent for the Credit Agreement Secured Parties for application in accordance with this Agreement; and
iv.        (iv) all other property acquired by the Collateral Agent for the Credit Agreement Secured Parties and intended to be held for the benefit of the Credit Agreement Secured Parties on the trusts of this Agreement.
(b)The trust declared under this Section 4.05 is to be known as the ‘Cardtronics RCF Security Trust’. The 'Cardtronics RCF Security Trust’ commences on the date of this Agreement and, unless terminated earlier, ends on the day before the 80th anniversary of the date of this Agreement.
SECTION 4.06. Declaration of trust.
(a)The Term Loan Facility Collateral Agent declares that it holds on trust for the Term Loan Agreement Secured Parties:
a.        (i) the sum of A$10;
b.        (ii) all right, title and interest of the Collateral Agent for the Term Loan Agreement Secured Parties under the Term Loan Agreement and the other Security Documents (as defined in the Term Loan Agreement) including all money recovered under them (whether on enforcement or otherwise);
c.        (iii) all money paid to the Collateral Agent for the Term Loan Agreement Secured Parties for application in accordance with this Agreement; and
d.        (iv) all other property acquired by the Collateral Agent for the Term Loan Agreement Secured Parties and intended to be held for the benefit of the Term Loan Agreement Secured Parties on the trusts of this Agreement.
(b)(ii) The trust declared under this Section 4.06 is to be known as the ‘Cardtronics TLB Security Trust’. The 'Cardtronics TLB Security Trust’ commences on the date of this Agreement and, unless terminated earlier, ends on the day before the 80th anniversary of the date of this Agreement.
ARTICLE V
Miscellaneous
SECTION 5.01. Notices. All notices and other communications provided for herein (including, but not limited to, all the directions and instructions to be provided to the Applicable Collateral Agent herein by the First Lien Secured Parties) shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(a)if to the Parent or any Grantor, to the Parent, at their address as set forth in Section 10.01 to the Credit Agreement;
(b)if to the Credit Agreement Collateral Agent, to it at its address as set forth in Section 10.01 to the Credit Agreement;

(c)if to the Term Loan Facility Collateral Agent to it at its address as set forth in Section 10.01 to the Term Loan Agreement; and
(d)if to any other Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.
Any party hereto may change its address, fax number or email address for notices and other communications hereunder by notice to the other parties hereto. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among the Applicable Collateral Agent and each other Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.
The Credit Agreement Collateral Agent hereby agrees that it shall endeavor, within two Business Days of the receipt by it of any Act of Required First Lien Secured Parties, to deliver a copy of such Act of Required First Lien Secured Parties to the Term Loan Facility Collateral Agent.
SECTION 5.02. Waivers; Amendment; Joinder Agreements.
(a)No failure or delay in exercising any right, power or privilege or requiring the satisfaction of any condition hereunder, and no course of dealing between the Debtors and the Administrative Agent operates as a waiver or estoppel of any right, remedy or condition. No single or partial exercise of any right or remedy under this Agreement precludes any simultaneous or subsequent exercise of any other right, power or privilege.
(b)Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Collateral Agent and the Parent and each other Loan Party.
(c)Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Additional Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 of this Agreement and upon such execution and delivery, such Additional Agent and the Additional First Lien Secured Parties and Additional First Lien Obligations of the Series for which such Additional Agent is acting shall be subject to the terms hereof.
(d)Notwithstanding the foregoing, without the consent of any other Collateral Agent or First Lien Secured Party, the Applicable Collateral Agent may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations in compliance with the Credit Agreement, the Term Loan Agreement and any Additional First Lien Documents.
(e)Notwithstanding the foregoing, without the consent of any First Lien Secured Party, the Collateral Agents may affect amendments and modifications to this Agreement to the extent required to appoint a sub-agent in accordance with Section 5.24 of this Agreement.
SECTION 5.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
SECTION 5.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or counterpart of a signature page of this Agreement and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic transmission means that reproduces an image of an actual executed signature page shall be as effective as delivery of a manually signed executed counterpart of this Agreement or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require any party hereto to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it. For purposes hereof, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

SECTION 5.06 Severability. In case one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
SECTION 5.07. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Credit Agreement Collateral Agent represents and warrants that this Agreement is binding upon the Credit Agreement Secured Parties. The Term Loan Facility Collateral Agent represents and warrants that this Agreement is binding upon the Term Loan Agreement Secured Parties. Each Additional Agent represents and warrants that this Agreement is binding upon the applicable Additional First Lien Secured Parties.
SECTION 5.08. Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;
(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Collateral Agent) at the address referred to in 5.01;

(d)agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and
(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.
SECTION 5.09. GOVERNING LAW; WAIVER OF JURY TRIAL.
(A) This Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction provided, to the extent any action or event taken hereunder requires application of or compliance with the Law of another jurisdiction, such provisions and concepts shall be controlling.

(B) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 5.10. Headings. The descriptive headings of the articles, sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.
SECTION 5.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other First Lien Security Documents or Additional First Lien Documents, the provisions of this Agreement shall control.
SECTION 5.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another. Neither the Parent, nor any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05 or 2.09) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Additional First Lien Documents), and neither the Parent nor any other Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.
SECTION 5.13. Additional First Lien Obligations. To the extent, but only to the extent permitted by the provisions of the then extant Credit Agreement, the Term Loan Agreement and the Additional First Lien Documents, the Parent and/or any Grantor may incur Additional First Lien Obligations. Any such additional class or series of Additional First Lien Obligations (the “Senior Class Debt”) may be secured by a Lien and may be guaranteed by the Grantors on a pari passu basis, in each case under and pursuant to the Additional First Lien Documents, if and subject to the condition that the Collateral Agent of any such Senior Class Debt (each, a “Senior Class Debt Representative”), acting on behalf of the holders of such Senior Class Debt (such Collateral Agent and holders in respect of any Senior

Class Debt being referred to as the “Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.
In order for a Senior Class Debt Representative to become a party to this Agreement,
(i)such Senior Class Debt Representative, the Applicable Collateral Agent and the Parent shall have executed and delivered an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by the Applicable Collateral Agent and such Senior Class Debt Representative) pursuant to which such Senior Class Debt Representative becomes a Collateral Agent and Additional Agent hereunder, and the Senior Class Debt in respect of which such Senior Class Debt Representative is the Collateral Agent and the related Senior Class Debt Parties become subject hereto and bound hereby;
(ii)the Parent shall have delivered to the Applicable Collateral Agent true and complete copies of each of the Additional First Lien Documents relating to such Senior Class Debt, certified as being true and correct by a Responsible Officer of the Parent;
(iii)the Parent shall have delivered to the Applicable Collateral Agent an Officer’s Certificate stating that such Additional First Lien Obligations are permitted by each applicable Secured Credit Document to be incurred, or to the extent a consent is otherwise required to permit the incurrence of such Additional First Lien Obligations under any Secured Credit Document, each Grantor has obtained the requisite consent; and
(iv) the Additional First Lien Documents, as applicable, relating to such Senior Class
Debt shall provide, in a manner reasonably satisfactory to the Applicable Collateral Agent, that each Senior Class Debt Party with respect to such Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Senior Class Debt.
SECTION 5.14 Integration. This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the entire agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.
SECTION 5.15 Information Concerning Financial Condition of the Parent and the other Grantors. The Applicable Collateral Agent, the other Collateral Agents and the Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Parent and the other Grantors and all endorsers or guarantors of the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations. The Applicable Collateral Agent, the other Collateral Agents and the Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Applicable Collateral Agent, any other Collateral Agent or any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and Applicable Collateral Agent, the other Collateral Agents and the Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
SECTION 5.16. Additional Grantors. The Parent agrees that if any Subsidiary of Parent shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex III. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
SECTION 5.17. Further Assurances. Each Collateral Agent, on behalf of itself and each First Lien Secured Party under the applicable Secured Credit Documents, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.
SECTION 5.18. Credit Agreement Collateral Agent and Term Loan Facility Collateral Agent. It is understood and agreed that (a) the Credit Agreement Collateral Agent is entering into this Agreement in its capacity as collateral agent and security trustee under the Credit Agreement and the provisions of Article VIII and Section 10.03 of the Credit Agreement applicable to it as administrative agent and collateral agent thereunder shall also apply to it as Applicable Collateral Agent hereunder and (b) the Term Loan Facility Collateral Agent is entering into this Agreement in its capacity as collateral agent and security trustee under the Term Loan Agreement and the provisions of Article VIII and Section 10.03 of the Term Loan Agreement applicable to it as administrative agent and collateral agent thereunder shall also apply to it as Term Loan Facility Collateral Agent hereunder.
For the avoidance of doubt, the parties hereto acknowledge that in no event shall the Credit Agreement Collateral Agent or Term Loan Facility Collateral Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether any such party has been advised of the likelihood of such loss or damage and regardless of the form of action.
SECTION 5.19. Solicitation of Instructions. The Credit Agreement Collateral Agent acting as the Applicable Collateral Agent may at any time solicit written confirmatory instructions, in the form of an Act of Required First Lien Secured Parties as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the First Lien Security Documents, and the Credit Agreement Collateral Agent acting as the Applicable Collateral Agent may await receipt of the respective confirmatory instructions before taking the respective such action and shall incur no liability for any inaction while awaiting receipt of such confirmatory instructions. It is expressly understood and acknowledged that the Credit Agreement Collateral Agent acting as the Applicable Collateral Agent shall have no duty to act, consent to or request any action of any Grantor or any other Person in connection with this Agreement unless Credit Agreement Collateral Agent acting as the Applicable Collateral Agent shall have received written direction from an Act of Required First Lien Secured Parties. No written direction given to the Credit Agreement Collateral Agent acting as the Applicable Collateral Agent by an Act of Required First Lien Secured Parties that in the sole judgment of the Applicable Collateral Agent imposes, purports to impose or might reasonably be expected to impose upon the Applicable Collateral Agent any obligation or liability not set forth in or arising under this Agreement and the applicable First Lien Security Documents shall be binding upon the Applicable Collateral Agent unless the Applicable Collateral Agent elects, at its sole option, to accept such direction.
SECTION 5.20. Voting. In connection with any matter under this Agreement requiring a vote of holders of First Lien Credit Agreement Obligations, all First Lien Credit Agreement Obligations entitled to vote pursuant to the applicable Secured Credit Documents shall vote as a single class and each Series of First Lien Credit Agreement Obligations will count its votes in accordance with the Secured Credit Documents governing such Series of First Lien Credit Agreement Obligations. In making all determinations of votes hereunder, the Applicable Collateral Agent shall be entitled to rely upon the votes, and relative outstanding amounts, as determined and reported to it by the applicable Collateral Agents, and shall have no duty to independently ascertain such votes or amounts.

SECTION 5.21. Credit Agreement Parallel Debt.

i.The Credit Agreement Collateral Agent holds and administers the Collateral created under the German law governed Security Documents for the benefit of the Credit Agreement Secured Parties subject to the terms of the Credit Agreement.
ii.Notwithstanding any other provision of this Agreement, and solely for the purpose of Collateral granted to the Credit Agreement Secured Parties under German law pursuant to any Credit Agreement Document, each German Guarantor hereby irrevocably and unconditionally undertakes, by way of an abstract acknowledgement of debt (abstraktes Schuldanerkenntnis) pursuant to § 781 German Civil Code (Bürgerliches Gesetzbuch) to pay to the Credit Agreement Collateral Agent sums equal to and in the currency of each of the Credit Agreement Principal Obligations payable by such German Guarantor to the Credit Agreement Secured Parties as and when such Credit Agreement Principal Obligation falls due under the applicable Credit Agreement Document ("Credit Agreement Parallel Debt").
iii.Each German Guarantor and the Credit Agreement Collateral Agent acknowledge that the Credit Agreement Parallel Debt constitutes each German Guarantor's own debt and neither constitutes any several and joint liability (gesamtschuldnerische Haftung) of the German Guarantors nor do the German Guarantors form a collective ownership (Gesamthand) in respect of the Credit Agreement Parallel Debt.
iv.(The Credit Agreement Parallel Debt shall always be equal to the Credit Agreement Principal Obligations. Any irrevocable and unconditional:
1.discharge by a German Guarantor of its Credit Agreement Parallel Debt to the Credit Agreement Collateral Agent shall, to the same extent, decrease and be a good discharge of the corresponding Credit Agreement Principal Obligations owing by it to the Credit Agreement Secured Parties; and
2.payment by a German Guarantor of its Credit Agreement Principal Obligations in accordance with the provisions of the Credit Agreement Documents shall to the same extent decrease and be a good discharge of the Credit Agreement Parallel Debt owing by it to the Credit Agreement Collateral Agent, so that a German Guarantor is only required to pay the respective amount once provided that no Credit Agreement Principal Obligation shall be discharged by a discharge of the Credit Agreement Parallel Debt if such discharge of the Credit Agreement Parallel Debt is effected by way of set-off, counterclaim or similar defence claim with any claims of the German Guarantor against the Credit Agreement Collateral Agent not arising under the Credit Agreement Documents. Moreover, neither does any full or partial non-enforceability of any Credit Agreement Principal Obligation resulting from a failure of a Credit Agreement Secured Party to preserve its rights in respect of such Credit Agreement Principal Obligation affect the Credit Agreement Parallel Debt nor does any full or partial non-enforceability of the Credit Agreement Parallel Debt resulting from a failure of the Credit Agreement Collateral Agent to preserve its rights in respect of the Credit Agreement Parallel Debt affect the Credit Agreement Principal Obligations.
v.Despite the references to the Credit Agreement Principal Obligations (and in particular notwithstanding section (b) above), the Credit Agreement Parallel Debt constitutes obligations and liabilities which are abstract, independent and separate from the Credit Agreement Principal Obligations and the Credit Agreement Collateral Agent shall have its own independent right to demand and to receive payment of the Credit Agreement Parallel Debt. The Credit Agreement Parallel Debt shall not limit or affect the existence of the Credit Agreement Principal Obligations and the rights of the Credit Agreement Secured Parties to demand payment of the Credit Agreement Principal Obligations are several and independent from, and without prejudice to, the rights of the Credit Agreement Collateral Agent to demand payment of the Credit Agreement Parallel Debt.

vi.The Credit Agreement Parallel Debt is owed to the Credit Agreement Collateral Agent in its own name on behalf of itself for the other Credit Agreement Secured Parties and not as agent or representative of any other person.
vii.(The Credit Agreement Parallel Debt shall become time-barred (verjähren) after 10 years of the start of the applicable statutory limitation period, however, not before the relevant Credit Agreement Principal Obligations have become time-barred.
viii.The Credit Agreement Parallel Debt shall remain effective in case a third person should assume or be entitled, partially or in whole, to any rights of any of the Credit Agreement Secured Parties under any of the Credit Agreement Documents, be it by virtue of assignment, assumption of contract, novation or otherwise.
ix.Without limiting or affecting the right of the Credit Agreement Collateral Agent to protect, preserve or enforce its rights under any Credit Agreement Document, the Credit Agreement Collateral Agent undertakes:
1.to each other Credit Agreement Secured Party not to exercise its rights in respect of the Credit Agreement Parallel Debt without the prior consent of the relevant Credit Agreement Secured Party (for the avoidance of doubt, this paragraph (i) shall not create any third party rights pursuant to, or mutatis mutandis, § 328 German Civil Code (Bürgerliches Gesetzbuch) (Vertrag zugunsten Dritter or Vertrag mit Schutzwirkung zugunsten Dritter));
2.to pay to the Credit Agreement Collateral Agent any amount collected or received by it in full or partial payment of the Credit Agreement Parallel Debt for distribution to the Credit Agreement Secured Parties in accordance with the terms of the Credit Agreement Documents as if such amounts had been received in respect of the Credit Agreement Principal Obligations; and
3.not to assign or transfer any claim arising from the Credit Agreement Parallel Debt other than (i) to any successor Credit Agreement Collateral Agent pursuant to Section 8.05 (Successor Administrative Agent) of the Credit Agreementor (ii) any Additional Collateral Agent pursuant to the provisions of this Agreement.
x.For the purpose of any vote taken under any Credit Agreement Document, the Credit Agreement Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as Credit Agreement Lender.
SECTION 5.22. Term Loan Agreement Parallel Debt.
1.The Term Loan Facility Collateral Agent holds and administers the Collateral created under the German law governed Security Documents for the benefit of the Term Loan Agreement Secured Parties subject to the terms of the Term Loan Agreement.
2.Notwithstanding any other provision of this Agreement, and solely for the purpose of Collateral granted to the Term Loan Agreement Secured Parties under German law pursuant to any Term Loan Agreement Document, each German Guarantor hereby irrevocably and unconditionally undertakes, by way of an abstract acknowledgement of debt (abstraktes Schuldanerkenntnis) pursuant to § 781 German Civil Code (Bürgerliches Gesetzbuch) to pay to the Term Loan Facility Collateral Agent sums equal to and in the currency of each of the Term Loan Agreement Principal Obligations payable by such German Guarantor to the Term Loan Agreement Secured Parties as and when such Term Loan Agreement Principal

Obligation falls due under the applicable Term Loan Agreement Document ("Term Loan Agreement Parallel Debt").
3.Each German Guarantor and the Term Loan Facility Collateral Agent acknowledge that the Term Loan Agreement Parallel Debt constitutes each German Guarantor's own debt and neither constitutes any several and joint liability (gesamtschuldnerische Haftung) of the German Guarantors nor do the German Guarantors form a collective ownership (Gesamthand) in respect of the Term Loan Agreement Parallel Debt.
4.The Term Loan Agreement Parallel Debt shall always be equal to the Term Loan Agreement Principal Obligations. Any irrevocable and unconditional:
a.discharge by a German Guarantor of its Term Loan Agreement Parallel Debt to the Term Loan Agreement Facility Agent shall, to the same extent, decrease and be a good discharge of the corresponding Term Loan Agreement Principal Obligations owing by it to the Term Loan Agreement Secured Parties; and
b.payment by a German Guarantor of its Term Loan Agreement Principal Obligations in accordance with the provisions of the Term Loan Agreement Documents shall to the same extent decrease and be a good discharge of the Term Loan Agreement Parallel Debt owing by it to the Term Loan Agreement Collateral Agent, so that a German Guarantor is only required to pay the respective amount once provided that no Term Loan Agreement Principal Obligation shall be discharged by a discharge of the Term Loan Agreement Parallel Debt if such discharge of the Term Loan Agreement Parallel Debt is effected by way of set-off, counterclaim or similar defence claim with any claims of the German Guarantor against the Term Loan Facility Collateral Agent not arising under the Term Loan Agreement Documents. Moreover, neither does any full or partial non-enforceability of any Term Loan Agreement Principal Obligation resulting from a failure of a Term Loan Agreement Secured Party to preserve its rights in respect of such Term Loan Agreement Principal Obligation affect the Term Loan Agreement Parallel Debt nor does any full or partial non-enforceability of the Term Loan Agreement Parallel Debt resulting from a failure of the Term Loan Facility Collateral Agent to preserve its rights in respect of the Term Loan Agreement Parallel Debt affect the Term Loan Agreement Principal Obligations.
5.Despite the references to the Term Loan Agreement Principal Obligations (and in particular notwithstanding section (b) above), the Term Loan Agreement Parallel Debt constitutes obligations and liabilities which are abstract, independent and separate from the Term Loan Agreement Principal Obligations and the Term Loan Facility Collateral Agent shall have its own independent right to demand and to receive payment of the Term Loan Agreement Parallel Debt. The Term Loan Agreement Parallel Debt shall not limit or affect the existence of the Term Loan Agreement Principal Obligations and the rights of the Term Loan Agreement Secured Parties to demand payment of the Term Loan Agreement Principal Obligations are several and independent from, and without prejudice to, the rights of the Term Loan Facility Collateral Agent to demand payment of the Term Loan Agreement Parallel Debt.
6.The Term Loan Agreement Parallel Debt is owed to the Term Loan Facility Collateral Agent in its own name on behalf of itself for the other Term Loan Agreement Secured Parties and not as agent or representative of any other person.
7.The Term Loan Agreement Parallel Debt shall become time-barred (verjähren) after 10 years of the start of the applicable statutory limitation period, however, not before the relevant Term Loan Agreement Principal Obligations have become time-barred.

8.The Term Loan Agreement Parallel Debt shall remain effective in case a third person should assume or be entitled, partially or in whole, to any rights of any of the Term Loan Agreement Secured Parties under any of the Term Loan Agreement Documents, be it by virtue of assignment, assumption of contract, novation or otherwise.
9.Without limiting or affecting the right of the Term Loan Facility Collateral Agent to protect, preserve or enforce its rights under any Term Loan Agreement Document, the Term Loan Facility Collateral Agent undertakes:
a.to each other Term Loan Agreement Secured Party not to exercise its rights in respect of the Term Loan Agreement Parallel Debt without the prior consent of the relevant Term Loan Agreement Secured Party (for the avoidance of doubt, this paragraph (i) shall not create any third party rights pursuant to, or mutatis mutandis, § 328 German Civil Code (Bürgerliches Gesetzbuch) (Vertrag zugunsten Dritter or Vertrag mit Schutzwirkung zugunsten Dritter));
b.to pay to the Term Loan Facility Collateral Agent any amount collected or received by it in full or partial payment of the Term Loan Agreement Parallel Debt for distribution to the Term Loan Agreement Secured Parties in accordance with the terms of the Term Loan Agreement Documents as if such amounts had been received in respect of the Term Loan Agreement Principal Obligations; and
c.not to assign or transfer any claim arising from the Term Loan Agreement Parallel Debt other than (i) to any successor Term Loan Facility Collateral Agent pursuant to Section 8.05 (Successor Administrative Agent) of the Term Loan Agreement or (ii) any Additional Collateral Agent pursuant to the provisions of this Agreement.
10.For the purpose of any vote taken under any Term Loan Facility Document, the Term Loan Facility Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as Term Loan Agreement Lender.
SECTION 5.23: Australian PPSA. To the full extent permitted by law:
1.each First Lien Secured Party contracts out of its entitlement to receive from another First Lien Secured Party each notice or document which section 115(5) of the Australian PPSA permits it to contract out of, and waives each right to receive from another Secured Party a notice or document which section 144(c) of the Australian PPSA permits it to waive;
2.each First Lien Secured Party agrees with the other First Lien Secured Party not to exercise any rights under section 127(2) of the Australian PPSA without its consent; and
3.each First Lien Secured Party waives its right to receive from another First Lien Secured Party anything under section 275 of the Australian PPSA, and it agrees not to make any request of another Secured Party under that section.
Nothing in this clause affects the right of a First Lien Secured Party to receive a notice, document or amount or exercise a right which it is otherwise entitled to receive or exercise under another provision herein or any other agreement or law.
SECTION 5.24. Appointment of Sub-Agent as Additional Collateral Agent. If, after the date of this Agreement, any Person shall be appointed as a sub-agent pursuant to the Section 8.01(d) of the Credit Agreement or Section 8.01(d) of the Term Loan Agreement (or any similar provision under any Additional First Lien Documents), the Parent will promptly cause such Person in such capacity to become party hereto by executing and delivering an instrument in the form of Annex IV (with such changes as may be reasonably approved by the Applicable Collateral Agent and such additional sub-agent). Upon such execution and delivery, such sub-agent will become a Collateral Agent hereunder with the same force and effect as if originally named as a Collateral Agent herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Applicable Collateral Agent. The rights and obligations of each other Collateral Agent hereunder shall remain in full force and effect notwithstanding the addition of any new Collateral Agent as a party to this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
J.P. MORGAN CHASE BANK, N.A., as
Credit Agreement Collateral Agent
By: /s/ Min Park
Name:  Min Park
Title:  Executive Director

[Signature Page to First Lien Intercreditor Agreement]

J.P. MORGAN CHASE BANK, N.A.,
as Term Loan Facility Collateral Agent
By: /s/ Min Park
Name: Min Park
Title: Executive Director

[Signature Page to First Lien Intercreditor Agreement]

CARDTRONICS PLC
By: /s/ Gary Ferrera
Name: Gary Ferrera
Title: Chief Financial Officer

CARDTRONICS USA, INC.
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Treasurer

CARDTRONICS HOLDINGS, LLC
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

CARDPOINT LIMITED
By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS UK LIMITED
By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CARDTRONICS HOLDINGS LIMITED
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

[Signature Page to First Lien Intercreditor Agreement]

CATM EUROPE HOLDINGS LIMITED
By: /s/ Jana Hile
Name: Jana Hile
Title: Director

CATM HOLDINGS LLC
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

CATM AUSTRALASIA HOLDINGS LIMITED
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

CATM NORTH AMERICA HOLDINGS LIMITED
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Director

CARDTRONICS, INC.
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: President

SUNWIN SERVICES GROUP (2010) LIMITED
By: /s/ Andrew Dean Shaw
Name: Andrew Dean Shaw
Title: Director
[Signature Page to First Lien Intercreditor Agreement]

ATM NATIONAL, LLC
By: /s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Treasurer

[Signature Page to First Lien Intercreditor Agreement]

ANNEX I
Grantors
Cardtronics plc
Cardtronics USA, Inc.
CATM Holdings LLC
Cardtronics, Inc.
ATM National, LLC
Cardtronics Holdings, LLC
Cardpoint Limited
Cardtronics Holdings Limited
Cardtronics UK Limited
CATM Australasia Holdings Limited
Sunwin Services Group (2010) Limited
CATM Europe Holdings Limited
CATM North America Holdings Limited

ANNEX II
[FORM OF] JOINDER NO. [ ] dated as of [ ] to the PARI PASSU INTERCREDITOR AGREEMENT dated as of June 29, 2020 (the “Pari Passu Intercreditor Agreement”), among CARDTRONICS PLC, an English public limited company (the “Parent”), CARDTRONICS USA, INC., a Delaware corporation (the “Borrower” and, together with Parent and the other borrowers under the Credit Agreement, the “Borrowers”), the other Grantors party thereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Loan Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Term Loan Facility Collateral Agent”), and each Additional Agent from time to time party thereto.

A.Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.
B.As a condition to the ability of the Parent, the Borrower or their Subsidiaries to incur Additional First Lien Obligations and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Additional First Lien Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Collateral Agent under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Pari Passu Intercreditor Agreement. Section 5.13 of the Pari Passu Intercreditor Agreement provides that such Senior Class Debt Representative may become a Collateral Agent under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Pari Passu Intercreditor Agreement, upon the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.13 of the Pari Passu Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Collateral Agent”) is executing this Joinder in accordance with the requirements of the Pari Passu Intercreditor Agreement.
Accordingly, the Applicable Collateral Agent and the New Collateral Agent agree as follows:
SECTION 1. In accordance with Section 5.13 of the Pari Passu Intercreditor Agreement, the New Collateral Agent by its signature below becomes a Collateral Agent and Additional Agent under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Pari Passu Intercreditor Agreement with the same force and effect as if the New Collateral Agent had originally been named therein as a Collateral Agent, and the New Collateral Agent, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Pari Passu Intercreditor Agreement applicable to it as a Collateral Agent and to the Senior Class Debt Parties that it represents as Additional First Lien Secured Parties. Each reference to a “Collateral Agent” or an “Additional Agent” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Collateral Agent. The Pari Passu Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The New Collateral Agent represents and warrants to the Applicable Collateral Agent and the other First Lien Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee] under [describe new facility], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional First Lien

Documents relating to such Senior Class Debt provide that, upon the New Collateral Agent’s entry into this

Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Pari Passu Intercreditor Agreement as Additional First Lien Secured Parties.
SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Collateral Agent shall have received a counterpart of this Joinder that bears the signature of the New Collateral Agent. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.
SECTION 4. Except as expressly supplemented hereby, the Pari Passu Intercreditor Agreement shall remain in full force and effect.
SECTION 5. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Collateral Agent shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Parent agrees to reimburse the Applicable Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Applicable Collateral Agent.

IN WITNESS WHEREOF, the New Collateral Agent and the Applicable Collateral Agent have duly executed this Joinder to the Pari Passu Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW COLLATERAL AGENT], as
[ ] for the holders of
[ ],
By:
Name:
Title:

Address for notices:
attention of:
Telecopy:

Acknowledged by:
[___________________], as Applicable Collateral Agent
By:
Name:
Title:
[________]
By:
Name:
Title:

CARDTRONICS PLC
By:
Name:
Title:

Schedule I to the Joinder to the
Pari Passu Intercreditor Agreement

Grantors

[ ]

ANNEX III
SUPPLEMENT NO.[ ] dated as of [ ] to the PARI PASSU INTERCREDITOR
AGREEMENT dated as of June 29, 2020 (the “Pari Passu Intercreditor Agreement”), among CARDTRONICS PLC, an English public limited company (the “Parent”), CARDTRONICS USA, INC., a Delaware corporation (the “Borrower” and, together with Parent and the other borrowers under the Credit Agreement, the “Borrowers”), the other Grantors party thereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Loan Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Term Loan Facility Collateral Agent”), and each Additional Agent from time to time party thereto.1
A.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.
B.The Grantors have entered into the Pari Passu Intercreditor Agreement. Pursuant to certain Secured Credit Documents, certain newly acquired or organized Subsidiaries of Parent are required to enter into the Pari Passu Intercreditor Agreement. Section 5.16 of the Pari Passu Intercreditor Agreement provides that such Subsidiaries may become party to the Pari Passu Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement, the Term Loan Agreement and Additional First Lien Documents.
Accordingly, the New Grantor agrees as follows:
SECTION 1. In accordance with Section 5.16 of the Pari Passu Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Pari Passu Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Pari Passu Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Grantor. The Pari Passu Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The New Grantor represents and warrants to the Applicable Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Applicable Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. Except as expressly supplemented hereby, the Pari Passu Intercreditor Agreement shall remain in full force and effect.

1 Note: For any Australian Grantor – to be executed as a deed and in accordance with s127 of the Australian Corporations Act or under valid power of attorney.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Parent as specified in the Pari Passu Intercreditor Agreement.
SECTION 8. The Parent agree to reimburse the Applicable Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Applicable Collateral Agent.

IN WITNESS WHEREOF, the New Grantor, and the Applicable Collateral Agent have duly executed this Supplement to the Pari Passu Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW GRANTOR],
By:
Name:
Title:
Acknowledged by:
[_________________], as Applicable Collateral Agent,
By:
Name:
Title:

ANNEX IV

        [FORM OF] COLLATERAL SUB-AGENT JOINDER NO. [ ] dated as of [ ], 20[ ] to the PARI PASSU INTERCREDITOR AGREEMENT dated as of June 29, 2020 (the “Pari Passu Intercreditor Agreement”), among CARDTRONICS PLC, an English public limited company (the “Parent”), CARDTRONICS USA, INC., a Delaware corporation (the “Borrower” and, together with Parent and the other borrowers under the Credit Agreement, the “Borrowers”), the other Grantors party thereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as collateral agent for the Term Loan Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Term Loan Facility Collateral Agent”), and each Additional Agent from time to time party thereto.
A.Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.
B.The undersigned (the “New Collateral Sub-Agent”) is executing this Joinder in accordance with the requirements of the Pari Passu Intercreditor Agreement.
Accordingly, the Applicable Collateral Agent and the New Collateral Sub-Agent agree as follows:
SECTION 1. In accordance with Section 5.24 of the Pari Passu Intercreditor Agreement, the New Collateral Sub-Agent by its signature below becomes a Collateral Agent under the Pari Passu Intercreditor Agreement with the same force and effect as if the New Collateral Sub-Agent had originally been named therein as a Collateral Agent, and the New Collateral Sub-Agent, on behalf of itself and the applicable Secured Parties, hereby agrees to all the terms and provisions of the Pari Passu Intercreditor Agreement applicable to it as a Collateral Agent and as a Secured Party. Each reference to a “Collateral Agent” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Collateral Sub-Agent. The Pari Passu Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2. The New Collateral Sub-Agent represents and warrants to the Applicable Collateral Agent and the other First Lien Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as a “Collateral Agent” and (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and.
SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Applicable Collateral Agent shall have received a counterpart of this Joinder that bears the signature of the New Collateral Sub-Agent. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.
SECTION 4. Except as expressly supplemented hereby, the Pari Passu Intercreditor Agreement shall remain in full force and effect.
SECTION 5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pari Passu Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pari Passu Intercreditor Agreement. All communications and notices hereunder to the New Collateral Agent shall be given to it at the address set forth below its signature hereto.
SECTION 8. The Parent agrees to reimburse the Applicable Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Applicable Collateral Agent.
SECTION 9. The New Collateral Sub-Agent is joining the Pari Passu Intercreditor Agreement in its capacity as “Collateral Agent” and the provisions of such documents granting or extending any rights, protections, privileges, indemnities and immunities to the New Collateral Sub-Agent thereunder shall also apply to the New Collateral Sub-Agent under the Pari Passu Intercreditor Agreement.

IN WITNESS WHEREOF, the New Collateral Sub-Agent and the Applicable Collateral Agent have duly executed this Collateral Agent Joinder to the Pari Passu Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW COLLATERAL SUB-AGENT],
as [ ] for the holders of
[ ],
By:
Name:
Title:

Address for notices:
attention of:
Telecopy:

Acknowledged by:
[___________________] ,
as Applicable Authorized Representative
By:
Name:

Title: